Exhibit 10.1
Confidential treatment has been requested for specific terms in this exhibit and those terms have been redacted at the appropriate places. The redacted portions have been filed separately with the Securities and Exchange Commission.
May 27, 2009
The Seller Funds Listed on the Signature Pages Hereto
[Redacted]

Re:	November 17, 2009 Option Letter
Ladies and Gentleman:
Reference is made to the Trust Indenture dated as of October 2, 2007 among Babcock & Brown Air Funding I Limited, as the Issuer, Deutsche Bank Trust Company Americas, as the Operating Bank and Trustee and as Cash Manager, BNP Paribas as the Initial Liquidity Facility Provider and Ambac Assurance Corporation, as Policy Provider (as amended, supplemented or otherwise modified from time to time, the “Indenture”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Indenture.
Babcock & Brown Air Finance (Cayman) Limited (the “Purchaser”) hereby agrees with each of you, as a seller fund (each a “Seller Fund”) and Holder of Class G-1 Floating Rate Asset Backed Notes Series 2007-1 bearing ISIN number G0755K AA37 (the “Notes”) as follows:
1. Introductory. Purchaser proposes, subject to the terms and conditions stated herein, to purchase from each Seller Fund up to the outstanding principal amount of the Notes designated next to such Seller Fund’s counterpart signature below (such outstanding principal amount of the Notes for each Seller Fund, the “Designated Principal Amount”) representing the aggregate outstanding principal amount of $50,000,075.13 in Notes which may be purchased pursuant to this letter agreement (the “Aggregate Principal Amount”) and also representing an original aggregate stated principal amount of Notes equal to $51,504,000.00, which were originally issued by the Issuer pursuant to the Indenture, on or prior to Purchase Expiry Date (as defined below).
2. Note Purchase and Upfront Fee. At any time on or prior to November 17, 2009 (the “Purchase Expiry Date”), Purchaser shall have the right (but not the obligation) as provided herein to purchase pursuant to no more than five separate transactions in a minimum amount of $10,000,000 (except for the final transaction, which amount may be less than $10,000,000) and up to the Aggregate Principal Amount (as adjusted pursuant to the last paragraph of this Section 2) (each such amount, a “Principal Purchase Amount”) for a purchase price equal to 48% of the such Principal Purchase Amount to be purchased in such transaction plus any accrued and unpaid interest on such Principal Purchase Amount to be purchased (such purchase price for any individual transaction, the “Individual Purchase Price”), it being understood that each purchase shall be made on a pro rata basis from each Seller Fund based on such Seller Fund’s Designated Principal Amount of Notes as a percentage of the Designated Principal Amount of Notes of all of the Seller Funds.
In consideration of the undertakings of each the Seller Funds herein, Purchaser shall pay to each Seller Fund on May 28, 2009 (the “Initial Closing Date”) an upfront fee (“Upfront Fee”) equal to the Upfront Fee designated next to such Seller Fund’s counterpart signature below, it being understood that the aggregate amount of all such Upfront Fees shall be $3,500,000 and such Upfront Fees shall be non-refundable except as expressly set forth in the last paragraph of Section 13 hereof.

Notwithstanding anything herein to the contrary, in the event any Notes are redeemed or otherwise repaid in accordance with the Indenture, the Designated Principal Amount of each Seller Fund and the Aggregate Principal Amount shall be reduced by the amount of such redemption or repayment that is allocable to such Seller Fund.
3. Purchaser shall pay to each Seller Fund its pro rata share of the Individual Purchase Price from time to time upon the exercise of its right to purchase the Notes as evidenced by written notice from the Purchaser to the Seller Funds of Purchaser’s election to purchase the Notes (the “Notice of Exercise”). The Notice of Exercise shall (i) set forth the intended date of purchase (“Proposed Purchase Date”), (ii) indicate the Principal Purchase Amount that Purchaser elects to purchase (which shall be not less than $10,000,000, except for the final transaction which may be less than $10,000,000) or, if Purchaser elects to purchase all of the Notes in one transaction, the Notice of Exercise shall indicate such election (such Notes, the “Purchased Notes”); and (iii) be delivered to the Seller Funds not less than three business days prior to the Proposed Purchase Date. For the avoidance of doubt, each Seller Fund agrees and acknowledges that Purchaser may elect to purchase only a portion of the Notes and has no obligation to purchase any or all of the Notes. The transfer and delivery of the Purchased Notes shall be subject to terms and conditions as set forth in this letter agreement.
4. Delivery of the Purchased Notes to the Purchaser shall be made by each Seller Fund on each Proposed Purchase Date pursuant to and in accordance with the transfer provisions set forth in the Indenture and the Global Note representing the Purchased Notes upon payment therefor by the Purchaser of the Individual Purchase Price through Euroclear unless otherwise notified by Purchaser in writing in the Notice of Exercise.
5. The aggregate purchase price to be paid on each Proposed Purchase Date shall be equal to the Individual Purchase Price. Each Seller Fund’s pro rata share of the Individual Purchase Price shall be paid by Purchaser on the Proposed Purchase Date to each Seller Fund through Euroclear. Each Seller Fund’s Upfront Fee shall be paid by Purchaser on the Initial Closing Date to each Seller Fund by wire transfer of immediately available funds to the account of each Seller Fund at:
[Redacted]:
Citibank/NYC
ABA 021 000 089
F/A/O: JP Morgan Clearing Corp.
Account [Redacted]
Further Credit Account [Redacted]
[Redacted]:
Citibank/NYC
ABA 021 000 089
F/A/O: JP Morgan Clearing Corp.
Account [Redacted]
Further Credit Account [Redacted]

[Redacted]:
Mellon Trust of New England
ABA 011 001 234
BOSTON SAFE DDA
Account [Redacted]
F/F/C Account [Redacted]
Account Name: [Redacted]
[Redacted]:
JPMorgan Chase Bank, N.A.
ABA: 021 000 021
F/A/O: JP Morgan
Account [Redacted]
F/F/C Account [Redacted]
[Redacted]
6. Representations and Warranties of Purchaser. The Purchaser agrees and acknowledges that each Seller Fund may rely upon the accuracy and performance of the representations, warranties and agreements of the Purchaser contained in this Section 4. The Purchaser represents and warrants to each Seller Fund that:
(a) it is duly organized and validly existing and it has the requisite power and authority to enter into this letter agreement and to carry out the transactions contemplated thereby;
(b) it has duly authorized, executed and delivered this letter agreement, and this letter agreement constitutes a direct, general and unconditional obligation which is legal, valid and binding upon it and, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, receivership, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by application of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);
(c) the execution, delivery and performance by it of this letter agreement does not violate its constitutional documents or, any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it is bound or to which any of its property or assets may be subject or of any applicable law governing its powers;
(d) to its knowledge, the execution, delivery and performance by it of this letter agreement does not violate the Issuer’s constitutional documents or, after due inquiry, the Indenture, any indenture, mortgage, deed of trust or other instrument or agreement to which the Issuer is a party or by which the Issuer is bound or to which any of the Issuer’s property or assets may be subject or of any applicable law governing the Issuer’s powers;
(e) the representations and warranties of the Purchaser set forth in that certain other letter agreement dated as of the date hereof among Purchaser and the Seller Funds with respect to the May 27, 2009 Note Purchase Agreement are true and correct.

7. Securities Matters. In connection with any public disclosure of this letter or any related letter, Purchaser agrees to use all commercially reasonable efforts to obtain confidential treatment of the identity of the Seller Funds and of any purchase prices referred to herein or therein and to otherwise not disclose this letter or any related letter except to the extent required by applicable laws.
8. Representations and Warranties of Seller Funds. Each Seller Fund agrees and acknowledges that Purchaser may rely upon the accuracy and performance of the representations, warranties and agreements of such Seller Fund contained in this Section 5. Each Seller Fund represents and warrants (individually as to itself and not as to any other Person) to Purchaser that:
(a) it is duly organized and validly existing and it has the requisite power and authority to enter into this letter agreement and to carry out the transactions contemplated thereby;
(b) it has duly authorized, executed and delivered this letter agreement, and this letter agreement constitutes a direct, general and unconditional obligation which is legal, valid and binding upon it and, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, receivership, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by application of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);
(c) the execution, delivery and performance by it of this letter agreement does not violate its constitutional documents or any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it is bound or to which any of its property or assets may be subject or of any applicable law governing its powers;
(d) Upon sale and delivery of, and payment for, any Purchased Notes pursuant to this Agreement, Seller Fund will convey to Purchaser, good and valid title to such Notes free and clear of all liens, security interests and encumbrances; and
(e) No consent, approval or authorization of, or registration, filing or declaration with, any governmental body, agency or authority is required by it in connection with the execution, delivery or performance by it of this letter agreement or the transactions contemplated hereby.
(f) the representations and warranties of the Seller set forth in that certain other letter agreement dated as of the date hereof among Purchaser and the Seller Funds with respect to the May 27, 2009 Note Purchase Agreement are true and correct.
In addition to the foregoing, each Seller Fund acknowledges that Purchaser may be, and such Seller Fund is proceeding on the assumption that the Purchaser may on the Initial Closing Date and on each Proposed Purchased Date, be in possession of material, non-public information concerning the Issuer’s business, operations, pending transactions, financial condition, results of operations and prospects. Such Seller Fund confirms that it has received all the information it considers necessary or appropriate for making an informed decision as to whether to sell the Notes as contemplated hereby.
9. Purchaser Conditions Precedent. The obligations of Purchaser hereunder are subject to the accuracy, on and as of the date hereof, the Initial Closing Date and on each Proposed Purchase Date, the representations and warranties of each Seller Fund in this letter agreement being true and correct in all material respects and each Seller Fund having complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date.

10. Seller Fund Conditions Precedent. The obligations of each Seller Fund hereunder are subject to the accuracy, on and as of the date hereof, the Initial Closing Date and on each Proposed Purchase Date, the representations and warranties of Purchaser in this letter agreement being true and correct in all material respects and Purchaser having complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date.
11. Seller Fund Obligations Several, Not Joint. The representations, warranties and obligations of the Seller Funds hereunder are several and not joint. No Seller Fund shall be liable for the performance hereunder of any representation, warranty or other obligation of any other Seller Fund.
12. Expenses. Each Seller Fund shall pay its own expenses and costs, including without limitation, all attorney fees and transfer taxes, and the Purchaser shall pay its own expenses and costs, including all attorney fees and transfer taxes in connection with this Agreement and the transactions contemplated hereby; provided that the Purchaser shall pay certain of the Seller Funds’ expenses as further provided in the letter between Purchaser and [Redacted] entered into concurrently herewith.
13. Termination. This letter agreement and the transactions contemplated hereby may be terminated at any time prior to November 17, 2009:
(a) By the mutual written consent of both parties;
(b) By either party if there shall be a material breach by the other party of its representations, warranties, covenants or agreements contained in this letter agreement, including without limitation, any Seller Fund’s inability or failure to deliver the required Notes on any Proposed Purchase Date in accordance with the terms of this letter agreement; or
(c) By either party if there shall have been issued, by a court of competent jurisdiction, a permanent or final order, decree or injunction prohibiting or restraining the consummation of the transactions contemplated hereby.
In the case of a termination of this letter agreement pursuant to Section 13(b) above, upon a material breach by any Seller Fund as a result of a Seller Fund’s failure to deliver the required notes on any Proposed Purchase Date in accordance with the terms hereof and the continuation of such failure for five (5) business days after written notice from the Purchaser to the Seller Funds, each Seller Fund severally shall immediately return to Purchaser upon demand an amount equal to the product of (i) such Seller Fund’s Upfront Fee and (ii) the percentage of the Notes remaining unsold under this letter agreement at the time of the termination.
14. Survival of Certain Provisions. The representations, warranties, covenants and agreements contained in this letter agreement shall survive (a) the execution and delivery of this letter agreement and the acquisition by Purchaser of the Purchased Notes, (b) the purchase, transfer or sale by Purchaser of any Purchased Notes or portion thereof or interest therein and (c) the acceptance of and payment for any of the Purchased Notes. All statements contained in any certificate or other instrument delivered by or on behalf of any party hereto pursuant to this letter agreement shall be deemed to have been relied upon by each other party hereto regardless of any investigation made by or on behalf of any such party. This letter agreement embodies the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof.

15. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and delivered by hand or sent by mail, overnight courier or telefax to the addresses set forth below:
Babcock & Brown Air Finance (Cayman) Limited
c/o Maples Corporate Services Limited
PO Box 309
Ugland House
Grand Cayman
KY1-1104, Cayman Islands
T: 345 949 8066
F: 345 949 8080

with copy to:

Babcock & Brown Air Finance (Cayman) Limited
c/o Babcock & Brown Aircraft Management
One Letterman Drive, Bldg D
San Francisco, CA 94129
Attn: General Counsel
T: 415-512-1515
F: 415-267-1500
if to the Seller Funds:
[Redacted]
16. Successors. This letter agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors.
17. Severability. Any provision of this letter agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.
18. Waiver of Jury Trial. The Purchaser and the Seller Funds each hereby waives trial by jury in any action brought on or with respect to this letter agreement.
19. Governing Law. This letter agreement has been delivered in the State of New York and shall be in all respects governed and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance. The parties hereto hereby submit to the nonexclusive jurisdiction if the federal and state courts of competent jurisdiction in the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this letter agreement or the transactions contemplated hereby.
20. Counterparts. This letter agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.
21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part if, or to affect the meaning or interpretation of, this letter agreement.
[*****]

If the foregoing is in accordance with your understanding of this letter agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between us and you in accordance with its terms.

Very Truly Yours,

BABCOCK & BROWN AIR FINANCE (CAYMAN) LIMITED

By:
Name:
Title:

ACCEPTED AND AGREED:

[REDACTED]
Designated Principal Amount:
By:	[Redacted]		$3,999,999.70

By:			Upfront Fee: $280,000.00
	Name:	[Redacted]
	Title:	[Redacted]

[REDACTED]
Designated Principal Amount:
By:	[Redacted]		$12,499,999.85

By:			Upfront Fee: $874,999.00
	Name:	[Redacted]
	Title:	[Redacted]

[REDACTED]
Designated Principal Amount:
By:	[Redacted]		$3,499,999.92

By:			Upfront Fee: $245,000.00
	Name:	[Redacted]
	Title:	[Redacted]

[REDACTED]
Designated Principal Amount:
By:	[Redacted]		$30,000,075.66

By:			Upfront Fee: $2,100,002.00
	Name:	[Redacted]
	Title:	[Redacted]